NINTH AMENDMENT TO THE
FOURTH AMENDED AND RESTATED AGREEMENT OF
LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P.

This NINTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P., dated August 16, 2016 (this “Amendment”), is being executed by AIMCO-GP, Inc., a Delaware corporation (the “General Partner”), as the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the “Partnership”), pursuant to the authority conferred on the General Partner by Section 7.3.C(7) of the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994 and restated as of February 28, 2007, as amended and/or supplemented from time to time (including all exhibits thereto, the “Agreement”). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

WHEREAS, pursuant to Section 4.2.A of the Agreement, the General Partner (i) is authorized to cause the Partnership to issue additional Partnership Preferred Units, for any Partnership purpose, at any time or from time to time, to the Partners or to other Persons, for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, and (ii) is authorized to determine the designations, preferences and relative, participating, optional or other special rights, powers and duties of the Partnership Preferred Units.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(a)The Agreement is hereby amended by the addition of a new exhibit, entitled “Exhibit AA,” in the form attached hereto, which shall be attached to and made a part of the Agreement.

(b)Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, this Amendment has been executed as the date first written above,
GENERAL PARTNER:
AIMCO-GP, INC.,
a Delaware corporation

By:		/s/ John Bezzant
	Name:	John Bezzant
	Title:	Executive Vice President

EXHIBIT AA
PARTNERSHIP UNIT DESIGNATION OF
THE CLASS TEN PARTNERSHIP PREFERRED UNITS OF
AIMCO PROPERTIES, L.P.
1.Number of Units and Designation.
A class of Partnership Preferred Units is hereby designated as “Class Ten Partnership Preferred Units” (the “Preferred Units”), and the number of Partnership Preferred Units constituting such class shall be six hundred eighty thousand (680,000).
2.    Definitions.
Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement, as modified by this Partnership Unit Designation and the defined terms used herein. For purposes of this Partnership Unit Designation, the following terms shall have the respective meanings ascribed below:
“Agreement” shall mean the Agreement of Limited Partnership of the Partnership, as amended, supplemented or restated from time to time.
“Assignee” shall mean a Person to whom one or more Preferred Units have been Transferred in a manner permitted under the Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5 of the Agreement.
“Cash Amount” shall mean, with respect to any Tendered Unit, cash in an amount equal to the Liquidation Preference of such Tendered Unit.
“Class Ten Partnership Preferred Unit” or “Preferred Unit” shall mean a Partnership Preferred Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this Partnership Unit Designation.
“Cut-Off Date” shall mean the fifth (5th) Business Day after the General Partner's receipt of a Notice of Redemption.
“Distribution Payment Date” shall have the meaning set forth of Section 4(b) of this Partnership Unit Designation.
“Junior Partnership Units” shall have the meaning set forth in Section 3(c) of this Partnership Unit Designation.
“Liquidation Preference” shall have the meaning set forth in Section 5(a) of this Partnership Unit Designation.
“Market Value” shall mean, as of any calculation date and with respect to any share of stock, the average of the daily market prices for ten (10) consecutive trading days immediately preceding the calculation date. The market price for any such trading day shall be:
(i)if the shares are listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system,
(ii)    if the shares are not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or
(iii)    if the shares are not listed or admitted to trading on any securities exchange, and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported;
provided, however, that, if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; provided, further, that the General Partner is authorized to adjust the market price for any trading day as may be necessary, in its judgment, to reflect an event that occurs at any time after the commencement of such ten day period that would unfairly distort the Market Value, including, without limitation, a stock dividend, split, subdivision, reverse stock split, or share combination.
“Notice of Redemption” shall mean a Notice of Redemption in the form of Annex I to this Partnership Unit Designation.
“Parity Partnership Units” shall have the meaning set forth in Section 3(b) of this Partnership Unit Designation.
“Partnership” shall mean AIMCO Properties, L.P., a Delaware limited partnership.
“Previous General Partner” shall mean Apartment Investment and Management Company, a Maryland corporation.
“Redemption” shall have the meaning set forth in Section 6(b) of this Partnership Unit Designation.
“REIT Shares” shall mean a share of the Previous General Partner’s Class A Common Stock.
“REIT Shares Amount” shall mean, with respect to any Tendered Units, a number of REIT Shares equal to the quotient obtained by dividing (i) the Cash Amount for such Tendered Units, by (ii) the Market Value of a REIT Share as of the fifth (5th) Business Day prior to the date of receipt by the General Partner of a Notice of Redemption for such Tendered Units.
“Senior Partnership Units” shall have the meaning set forth in Section 3(a) of this Partnership Unit Designation.
“Specified Redemption Date” shall mean, with respect to any Redemption, the tenth (10th) Business Day after the receipt by the General Partner of a Notice of Redemption; provided, however, that the Specified Redemption Date, as well as the closing of a Redemption, or an acquisition of Tendered Units by the Previous General Partner pursuant to Section 6 hereof, on any Specified Redemption Date, may be deferred, in the General Partner's sole and absolute discretion, for such time (but in any event not more than one hundred fifty (150) days in the aggregate) as may reasonably be required to effect, as applicable, the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“Tendering Party” shall have the meaning set forth in Section 6(b) of this Partnership Unit Designation.
“Tendered Units” shall have the meaning set forth in Section 6(b) of this Partnership Unit Designation.
“Transaction” shall have the meaning set forth in Section 7(d) of this Partnership Unit Designation.
3.    Ranking.
Any class or series of Partnership Units of the Partnership shall be deemed to rank:
(a)    prior or senior to the Class Ten Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Class Ten Partnership Preferred Units (the partnership units being hereinafter referred to, collectively, as “Senior Partnership Units”);
(b)    on a parity with the Class Ten Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Class Ten Partnership Preferred Units (i) if such class or series of partnership units shall be Class A Partnership Preferred Units, Class Z Partnership Preferred Units, Series A Community Reinvestment Act Perpetual Partnership Preferred Units, Class One Partnership Preferred Units, Class Two Partnership Preferred Units, Class Three Partnership Preferred Units, Class Four Partnership Preferred Units, or Class Nine Partnership Preferred Units, or (ii) if the holders of such class or series of partnership units and the Class Ten Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the partnership units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as “Parity Partnership Units”); and

(c)    junior to the Class Ten Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, (i) if such class or series of partnership units shall be Partnership Common Units or Class I High Performance Partnership Units or (ii) if the holders of Class Ten Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the partnership units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as “Junior Partnership Units”).
4.    Quarterly Cash Distributions.
(a)    Holders of Preferred Units will be entitled to receive, when and as declared by the General Partner out of Available Cash, quarterly cash distributions in an amount per Preferred Unit equal to $0.375, and no more.
(b)    Any such distributions will be cumulative from the date of original issue, whether or not in any distribution period or periods such distributions have been declared, and shall be payable quarterly on February 15, May 15, August 15 and November 15 of each year (or, if not a Business Day, the next succeeding Business Day) (each a “Distribution Payment Date”), commencing on the first such date occurring after the date of original issue. If the Preferred Units are issued on any day other than a Distribution Payment Date, the first distribution payable on such Preferred Units will be prorated for the portion of the quarterly period that such Preferred Units are outstanding on the basis of twelve 30-day months and a 360-day year. Distributions will be payable in arrears to holders of record as they appear on the records of the Partnership at the close of business on the February 1, May 1, August 1 or November 1, as the case may be, immediately preceding each Distribution Payment Date. Holders of Preferred Units will not be entitled to receive any distributions in excess of cumulative distributions on the Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Preferred Units that may be in arrears. Holders of any Preferred Units that are issued after the date of original issuance will be entitled to receive the same distributions as holders of any Preferred Units issued on the date of original issuance.
(c)    When distributions are not paid in full upon the Preferred Units or any Parity Partnership Units, or a sum sufficient for such payment is not set apart, all distributions declared upon the Preferred Units and any Parity Partnership Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Preferred Units and accumulated and unpaid on such Parity Partnership Units. Except as set forth in the preceding sentence, unless distributions on the Preferred Units equal to the full amount of accumulated and unpaid distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment, for all past distribution periods, no distributions shall be declared or paid or set apart for payment by the Partnership with respect to any Parity Partnership Units.
(d)    Unless full cumulative distributions (including all accumulated, accrued and unpaid distributions) on the Preferred Units have been declared and paid, or declared and set apart for payment, for all past distribution periods, no distributions (other than distributions paid in Junior Partnership Units or options, warrants or rights to subscribe for or purchase Junior Partnership Units) may be declared or paid or set apart for payment by the Partnership and no other distribution of cash or other property may be declared or made, directly or indirectly, by the Partnership with respect to any Junior Partnership Units, nor shall any Junior Partnership Units be redeemed, purchased or otherwise acquired (except for a redemption, purchase or other acquisition of Partnership Common Units made for purposes of an employee incentive or benefit plan of the Partnership or any affiliate thereof, including, without limitation, Previous General Partner and its affiliates) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Junior Partnership Units), directly or indirectly, by the Partnership (except by conversion into or exchange for Junior Partnership Units, or options, warrants or rights to subscribe for or purchase Junior Partnership Units), nor shall any other cash or other property be paid or distributed to or for the benefit of holders of Junior Partnership Units.
(e)    Notwithstanding the foregoing provisions of this Section 4, the Partnership shall not be prohibited from (i) declaring or paying or setting apart for payment any distribution on any Parity Partnership Units or (ii) redeeming, purchasing or otherwise acquiring any Parity Partnership Units, in each case, if such declaration, payment, redemption, purchase or other acquisition is necessary to maintain the Previous General Partner's qualification as a REIT.

5.    Liquidation Preference.
(a)    Upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, before any allocation of income or gain by the Partnership shall be made to or set apart for the holders of any Junior Partnership Units, to the extent possible, the holders of Preferred Units shall be entitled to be allocated income and gain to the extent necessary to enable them to receive a liquidation preference (the “Liquidation Preference”) per Preferred Unit equal to the sum of (i) $25 plus (ii) any accumulated, accrued and unpaid distributions (whether or not earned or declared) to the date of final distribution to such holders; but such holders will not be entitled to any further payment or allocation. Until all holders of the Preferred Units have been paid the Liquidation Preference in full, no allocation of income or gain will be made to any holder of Junior Partnership Units upon the liquidation, dissolution or winding up of the Partnership.
(b)    If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of Preferred Units shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any Parity Partnership Units, then following appropriate allocations of Partnership income, gain, deduction and loss, such assets, or the proceeds thereof, shall be distributed among the holders of Preferred Units and any such Parity Partnership Units ratably in the same proportion as the respective amounts that would be payable on such Preferred Units and any such Parity Partnership Units if all amounts payable thereon were paid in full.
(c)    A voluntary or involuntary liquidation, dissolution or winding up of the Partnership will not include a consolidation or merger of the Partnership with one or more partnerships, corporations or other entities, or a sale or transfer of all or substantially all of the Partnership's assets.
(d)    Upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, after all allocations shall have been made in full to the holders of Preferred Units and any Parity Partnership Units to the extent necessary to enable them to receive their respective liquidation preferences, any Junior Partnership Units shall be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Preferred Units and any Parity Partnership Units shall not be entitled to share therein.
6.    Redemption.
(a)    Except as set forth in this Section 6 hereof, the Preferred Units may not be redeemed at the option of the Partnership, and will not be required to be redeemed or repurchased by the Partnership or the Previous General Partner except if a holder of a Preferred Unit effects a Redemption, as provided for in Section 6(b) hereof. The Partnership or the Previous General Partner may purchase Preferred Units from time to time in the open market, by tender or exchange offer, in privately negotiated purchases or otherwise.
(b)    On or after the first (1st) anniversary of becoming a holder of Preferred Units, a Qualifying Party shall have the right (subject to the terms and conditions set forth herein) to require the Partnership to redeem all or a portion of the Preferred Units held by such Qualifying Party (such Preferred Units being hereafter “Tendered Units”) in exchange (a “Redemption”) for REIT Shares issuable on, or the Cash Amount payable on, the Specified Redemption Date, as determined by the Partnership in its sole discretion. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Qualifying Party when exercising the Redemption right (the “Tendering Party”).
(c)    If the Partnership elects to redeem Tendered Units for REIT Shares rather than cash, then the Partnership shall direct the Previous General Partner to issue and deliver such REIT Shares to the Tendering Party pursuant to the terms set forth in this Section 6, in which case, (i) the Previous General Partner, acting as a distinct legal entity, shall assume directly the obligation with respect thereto and shall satisfy the Tendering Party's exercise of its Redemption right, and (ii) such transaction shall be treated, for Federal income tax purposes, as a transfer by the Tendering Party of such Tendered Units to the Previous General Partner in exchange for REIT Shares. If the Partnership elects to redeem any number of Tendered Units for REIT Shares, rather than cash, on the Specified Redemption Date, the Tendering Party shall sell such number of the Tendered Units to the Previous General Partner in exchange for a number of REIT Shares equal to the REIT Shares Amount for such number of the Tendered Units. The Tendering Party shall submit (i) such information, certification or affidavit as the Previous General Partner may reasonably require in connection with the application of the Ownership Limit and other restrictions and limitations of the Charter to any such acquisition and (ii) such written representations, investment letters, legal opinions or other instruments necessary, in the Previous General Partner's view, to effect compliance with the Securities Act. The REIT Shares shall be delivered by the Previous General Partner as duly authorized, validly issued, fully paid and accessible REIT Shares, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Charter, the Bylaws of the Previous General Partner, the Securities Act and relevant state securities or “blue sky” laws. Neither any Tendering Party whose Tendered Units are acquired by the Previous General Partner pursuant to this Section 6, any Partner, any Assignee nor any other interested Person shall have any right to require or cause the Previous General Partner or the General Partner to register, qualify or list any REIT Shares owned or held by such Person, whether or not such REIT Shares are issued pursuant to this Section 6, with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the Previous General Partner and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such REIT Shares for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Redemption Date. REIT Shares issued upon an acquisition of the Tendered Units by the Previous General Partner pursuant to this Section 6 may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Previous General Partner in good faith determines to be necessary or advisable in order to ensure compliance with such laws.
(d)    The Partnership shall have no obligation to effect any redemption unless and until a Tendering Party has given the Partnership a Notice of Redemption. Each Notice of Redemption shall be sent by hand delivery or by first class mail, postage prepaid, to AIMCO Properties, L.P., c/o AIMCO-GP, Inc., 4582 South Ulster Street, Suite 1100, Denver, Colorado 80237, Attention: Investor Relations, or to such other address as the Partnership shall specify in writing by delivery to the holders of the Preferred Units in the same manner as that set forth above for delivery of the Notice of Redemption. At any time prior to the Specified Redemption Date for any Redemption, any holder may revoke its Notice of Redemption.
(e)    A Tendering Party shall have no right to receive distributions with respect to any Tendered Units (other than the Cash Amount) paid after delivery of the Notice of Redemption, whether or not the record date for such distribution precedes or coincides with such delivery of the Notice of Redemption. If the Partnership elects to redeem any number of Tendered Units for cash, the Cash Amount for such number of Tendered Units shall be delivered as a certified check payable to the Tendering Party or, in the General Partner's sole and absolute discretion, in immediately available funds.
(f)    Notwithstanding the provisions of this Section 6, the Previous General Partner shall not, under any circumstances, elect to acquire Tendered Units in exchange for REIT Shares if such exchange would be prohibited under the Charter.
(g)    Notwithstanding anything herein to the contrary, with respect to any Redemption pursuant to this Section 6:
(1)    All Preferred Units acquired by the Previous General Partner for REIT Shares pursuant to this Section 6 hereof shall be contributed by the Previous General Partner to either or both of the General Partner and the Special Limited Partner in such proportions as the Previous General Partner, the General Partner and the Special Limited Partner shall determine. Any Preferred Units so contributed to the General Partner shall automatically, and without further action required, be converted into and deemed to be a General Partner Interest comprised of number of Partnership Common Units equal to the number of REIT Shares issued in exchange for such Preferred Units. Any Preferred Units so contributed to the Special Limited Partner shall automatically, and without further action required, be converted into a number of Partnership Common Units equal to the number of REIT Shares issued in exchange for such Preferred Units.
(2)    Subject to the Ownership Limit, no Tendering Party may effect a Redemption for less than five hundred (500) Preferred Units or, if such Tendering Party holds (as a Limited Partner or, economically, as an Assignee) less than five hundred (500) Preferred Units, all of the Preferred Units held by such Tendering Party.
(3)    No Tendering Party may (A) effect a Redemption more than once in any fiscal quarter of a Twelve-Month Period or (B) effect a Redemption during the period after the Partnership Record Date with respect to a distribution and before the record date established by the Previous General Partner for a distribution to its stockholders of some or all of its portion of such Partnership distribution.
(4)    The consummation of such Redemption shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(5)    The Tendering Party shall continue to own (subject, in the case of an Assignee, to the provision of Section 11.5 of the Agreement) all Preferred Units subject to any Redemption, and be treated as a Limited Partner or an Assignee, as applicable, with respect to such Preferred Units for all purposes of the Agreement, until such Preferred Units are either paid for by the Partnership pursuant to this Section 6 or transferred to the Previous General Partner (or directly to the General Partner or Special Limited Partner) and paid for, by the issuance of REIT Shares, pursuant to this Section 6 on the Specified Redemption Date. Until a Specified Redemption Date and an acquisition of the Tendered Units by the Previous General Partner pursuant to this Section 6, the Tendering Party shall have no rights as a stockholder of the Previous General Partner with respect to the REIT Shares issuable in connection with such acquisition.
For purposes of determining compliance with the restrictions set forth in this Section 6(h), all Partnership Common Units and Partnership Preferred Units, including Preferred Units, beneficially owned by a Related Party of a Tendering Party shall be considered to be owned or held by such Tendering Party.
(h)    In connection with an exercise of Redemption rights pursuant to this Section 6, the Tendering Party shall submit the following to the General Partner, in addition to the Notice of Redemption:
(1)    A written affidavit, dated the same date as the Notice of Redemption, (A) disclosing the actual and constructive ownership, as determined for purposes of Code Sections 856(a)(6) and 856(h), of REIT Shares and any other classes or shares of the Previous General Partner by (i) such Tendering Party and (ii) any Related Party and (B) representing that, after giving effect to the Redemption, neither the Tendering Party nor any Related Party will own REIT Shares or other shares of the Previous General Partner in excess of the Ownership Limit;
(2)    A written representation that neither the Tendering Party nor any Related Party has any intention to acquire any additional REIT Shares or any other class of shares of the Previous General Partner prior to the closing of the Redemption on the Specified Redemption Date; and
(3)    An undertaking to certify, at and as a condition to the closing of the Redemption on the Specified Redemption Date, that either (A) the actual and constructive ownership of REIT Shares or any other class of shares of the Previous General Partner by the Tendering Party and any Related Party remain unchanged from that disclosed in the affidavit required by Section 6(i)(1), or (B) after giving effect to the Redemption, neither the Tendering Party nor any Related Party shall own REIT Shares or other shares of the Previous General Partner in violation of the Ownership Limit.
(i)    On or after the Specified Redemption Date, each holder of Preferred Units shall surrender to the Partnership the certificate evidencing such holder's Preferred Units, at the address to which a Notice of Redemption is required to be sent. Upon such surrender of a certificate, the Partnership shall thereupon pay the former holder thereof the applicable Cash Amount and/or deliver REIT Shares for the Preferred Units evidenced thereby. From and after the Specified Redemption Date (i) distributions with respect to the Preferred Units shall cease to accumulate, (ii) the Preferred Units shall no longer be deemed outstanding, (iii) the holders thereof shall cease to be Partners to the extent of their interest in such Preferred Units, and (iv) all rights whatsoever with respect to the Preferred Units shall terminate, except the right of the holders of the Preferred Units to receive the Cash Amount and/or REIT Shares therefor, without interest or any sum of money in lieu of interest thereon, upon surrender of their certificates therefor.
(j)    Notwithstanding the provisions of this Section 6, the Tendering Parties shall have no rights under the Agreement that would otherwise be prohibited under the Charter. To the extent that any attempted Redemption would be in violation of this Section 6(k), it shall be null and void ab initio, and the Tendering Party shall not acquire any rights or economic interests in REIT Shares otherwise issuable by the Previous General Partner hereunder.
(k)    If, at any time, after a partial redemption of Preferred Units, there are fewer than 68,000 Preferred Units outstanding, the Partnership shall have the right, but not the obligation, to redeem all outstanding Preferred Units by treating each holder of Preferred Units as a Tendering Party who has delivered a Notice of Redemption pursuant to this Section 6 for all of such holder’s Preferred Units, by notice to such holder that the Partnership has elected to exercise its rights under this Section 6(l). Such notice given by the General Partner to a holder of Preferred Units pursuant to this Section 6(l) shall be treated as if it were a Notice of Redemption delivered to the General Partner by such holder. For purposes of this Section 6(l), (i) any holder of Preferred Units (whether or not eligible to be a Tendering Party) may, in the General Partner's sole and absolute discretion, be treated as a Tendering Party and (ii) the provisions of Sections 6(g)(2) and 6(g)(3) hereof shall not apply, but the remainder of this Section shall apply, mutatis mutandis.
7.    Status of Reacquired Units.
All Preferred Units which shall have been issued and reacquired in any manner by the Partnership shall be deemed cancelled and no longer outstanding.

8.    General.
The ownership of the Preferred Units shall be evidenced by one or more certificates in the form of Annex II hereto. The General Partner shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent redemption, or any other event having an effect on the ownership of, the Class Ten Partnership Preferred Units.
9.    Allocations of Income and Loss.
Subject to the terms of Section 5 hereof, for each taxable year, (a) each holder of Preferred Units will be allocated, to the extent possible, net income of the Partnership in an amount equal to the distributions made on such holder's Preferred Units during such taxable year, and (b) each holder of Preferred Units will be allocated its pro rata share, based on the portion of outstanding Preferred Units held by it, of any net loss of the Partnership that is not allocated to holders of Partnership Common Units or other interests in the Partnership.
10.    Voting Rights.
The holders of the Preferred Units will not have any voting or approval rights, except (a) as required by applicable law or in the Agreement, and (b) as long as any Preferred Units are outstanding, in addition to any other vote or consent of partners required by law or by the Agreement, the affirmative vote or consent of holders of at least 50% of the outstanding Preferred Units will be necessary for effecting any amendment of any of the provisions of this Partnership Unit Designation that materially and adversely affects the rights or preferences of the holders of the Preferred Units. The creation or issuance of any class or series of Partnership units, including, without limitation, any Partnership units that may have rights junior to or, on a parity with, the Preferred Units, will not be deemed to have a material adverse effect on the rights or preferences of the holders of Preferred Units. The issuance of any additional Class Ten Partnership Preferred Units after the date of initial issuance shall be deemed to have a material adverse effect on the rights of holders of Class Ten Partnership Preferred Units, and shall require the affirmative vote or consent of the holders of at least 50% of the outstanding Class Ten Partnership Preferred Units. With respect to the exercise of the above described voting rights, each Preferred Unit will have one (1) vote per Preferred Unit.
11.    Restrictions on Transfer.
Preferred Units are subject to the same restrictions on transfer as are, and the holders of Preferred Units shall be entitled to the same rights of transfer as are, applicable to Common Units as set forth in the Agreement.

ANNEX I
TO EXHIBIT AA

NOTICE OF REDEMPTION
To:    AlMCO Properties, L.P.
c/o AIMCO-GP, Inc,
4582 South Ulster Street
Suite 1100
Denver, Colorado 80237
Attention: Investor Relations

The undersigned Limited Partner or Assignee hereby tenders for redemption Class Ten Partnership Preferred Units in AIMCO Properties, L.P. in accordance with the terms of the Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994, as it may be amended and supplemented from time to time (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Partnership Unit Designation of the Class Ten Partnership Preferred Units. The undersigned Limited Partner or Assignee:
(a)    if the Partnership elects to redeem such Class Ten Partnership Preferred Units for REIT Shares or Class A Preferred Shares rather than cash, hereby irrevocably transfers, assigns, contributes and sets over to Previous General Partner all of the undersigned Limited Partner's or Assignee's right, title and interest in and to such Class Ten Partnership Preferred Units;
(b)    undertakes (i) to surrender such Class Ten Partnership Preferred Units and any certificate therefor at the closing of the Redemption contemplated hereby and (ii) to furnish to Previous General Partner, prior to the Specified Redemption Date:
(1) A written affidavit, dated the same date as this Notice of Redemption, (a) disclosing the actual and constructive ownership, as determined for purposes of Code Sections 856(a)(6) and 856(h), of REIT Shares by (i) the undersigned Limited Partner or Assignee and (ii) any Related Party and (b) representing that, after giving effect to the Redemption, neither the undersigned Limited Partner or Assignee nor any Related Party will own REIT Shares in excess of the Ownership Limit;
(2)    A written representation that neither the undersigned Limited Partner or Assignee nor any Related Party has any intention to acquire any additional REIT Shares prior to the closing of the Redemption contemplated hereby on the Specified Redemption Date; and
(3)     An undertaking to certify, at and as a condition to the closing of the Redemption contemplated hereby on the Specified Redemption Date, that either (a) the actual and constructive ownership of REIT Shares by the undersigned Limited Partner or Assignee and any Related Party remain unchanged from that disclosed in the affidavit required by paragraph (I) above, or (b) after giving effect to the Redemption contemplated hereby, neither the undersigned Limited Partner or Assignee nor any Related Party shall own REIT Shares in violation of the Ownership Limit.
(c)    directs that the certificate representing the RElT Shares or Class A Preferred Shares, or the certified check representing the Cash Amount, in either case, deliverable upon the closing of the Redemption contemplated hereby be delivered to the address specified below;

AA-I-1

(d)    represents, warrants, certifies and agrees that:
(i)     the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such Preferred Units, free and clear of the rights or interests of any other person or entity;
(ii)     the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Preferred Units as provided herein; and
(iii)     the undersigned Limited Partner or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender.

Dated:    ___________________
Name of Limited Partner or Assignee:

_______________________________________
(Signature of Limited Partner or Assignee)

_______________________________________
(Street Address)

________________________________________                                        (City) (State) (Zip Code)

(continued on the next page)

AA-I-2

Issue check payable to
or Certificates in the
name of:                    ____________________________________________

Please insert social security
or identifying number:            ____________________________________________

Signature Guaranteed by:

_______________________________

NOTICE: THE SIGNATURE OF THIS NOTICE OF REDEMPTION MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE FOR THE CLASS TEN PREFERRED UNITS WHICH ARE BEING REDEEMED IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS), WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE l7Ad-15.

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ANNEX II
TO EXHIBIT AA

FORM OF UNIT CERTIFICATE
OF
CLASS TEN PARTNERSHIP PREFERRED UNITS

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ''ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, IN FORM AND SUBSTANCE SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN ADDITION, THE LIMITED PARTNERSHIP INTEREST EVIDENCED BY THIS CERTIFICATE MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AGREEMENT OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P., DATED AS OF JULY 29, 1994, AS IT MAY BE AMENDED AND/OR SUPPLEMENTED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM AIMCO-GP, INC., THE GENERAL PARTNER, AT ITS PRINCIPAL EXECUTIVE OFFICE.

Certificate Number_______

AIMCO PROPERTIES, L.P.
FORMED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that ___________________________________________________________

is the owner of _____________________________________________________________

CLASS TEN PARTNERSHIP PREFERRED UNITS
OF
AIMCO PROPERTIES, L.P.,

transferable on the books of the Partnership in person or by duly authorized attorney on the surrender of this Certificate properly endorsed. This Certificate and the Class Ten Partnership Preferred Units represented hereby are issued and shall be held subject to all of the provisions of the Agreement of Limited Partnership of AIMCO Properties, L.P., as the same may be amended and/or supplemented from time to time.

IN WITNESS WHEREOF, the undersigned has signed this Certificate.

Dated:                             By:____________________________

AA-II-1

ASSIGNMENT

For Value Received, ________________________________________    hereby sells, assigns and transfers unto ____________________________________________________________Class Ten Partnership Preferred Unit(s) represented by the within Certificate, and does hereby irrevocably constitute and appoint the General Partner of AIMCO Properties, L.P. as its Attorney to transfer said Class Ten Partnership Preferred Unit(s) on the books of AIMCO Prope1ties, L.P. with full power of substitution in the premises.

Dated: ___________________
By: _____________________________
Name:

Signature Guaranteed by:

________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS), WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE I7AD-15.

AA-II-2